Exhibit 10.14

EXTENSION OF TERMINATION DATE

OF PRIVATE PLACEMENT OFFERING

Dated effective as of: December 31, 2014

Algodon Wines & Luxury Development Group, Inc. (the “Company”) and DPEC Capital, Inc. (the “Placement Agent”) hereby confirm their agreement to extend, from December 31, 2014 to March 31, 2015, the termination date for the Company’s Amended Subscription Agreement and the Amended Placement Agent Agreement (the “PAA”) between the Company and the Placement Agent, both of which were dated September 8, 2014, in accordance with the terms set forth in the Company’s Private Placement Memorandum/Amended Subscription Agreement, dated September 8, 2014 and the PPA, respectively.

DPEC CAPITAL, INC.		ALGODON WINES & LUXURY
DEVELOPMENT GROUP, INC.

By:	/s/ Keith Fasano	By:	/s/ Mark Downey
	Name: Keith Fasano		Name: Mark Downey
	Title: Chief Compliance Officer		Title: Chief Operating Officer

SECOND EXTENSION OF TERMINATION DATE OF

PLACEMENT AGENT AGREEMENT AND WARRANT AGREEMENT

Dated as of: March 31, 2015

Algodon Wines & Luxury Development Group, Inc. (the “Company”) and DPEC Capital, Inc. (the “Placement Agent”) hereby confirm their agreement to extend, from March 31, 2015 to April 30, 2015, plus up to an additional 30 days at the discretion of the Company and the Placement Agent, the termination date for (1) the Amended Placement Agent Agreement between the Company and the Placement Agent, dated September 8, 2014 and first extended on December 31, 2014, and (2) the Amended Warrant Agreement between the Company and the Placement Agent, dated September 8, 2014 and first extended on December 31, 2014.

DPEC CAPITAL, INC.		ALGODON WINES & LUXURY
DEVELOPMENT GROUP, INC.

By:	/s/ Keith Fasano	By:	/s/ Scott Mathis
	Name: Keith Fasano		Name: Scott Mathis
	Title: Chief Compliance Officer		Title: Chief Executive Officer

THIRD EXTENSION AND SECOND MODIFICATION OF

PLACEMENT AGENT AGREEMENT

(INITIALLY DATED OCTOBER 1, 2012)

Dated as of: October 1, 2015

ALGODON WINES & LUXURY DEVELOPMENT GROUP, INC.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Algodon Wines & Luxury Development Group, Inc., a Delaware corporation (the “Company”) and DPEC Capital, Inc., a Delaware corporation (the “Placement Agent”), hereby agree to extend and modify the terms of their Placement Agent Agreement, dated October 1, 2012 (hereinafter the “PAA”), as initially extended by the First Extension of Placement Agent Agreement, dated June 30, 2013 and by the Amended Revised Second Extension of Placement Agent Agreement, dated June 30, 2014. Except as expressly modified herein, all of the terms and provisions set forth in the PAA shall remain in full force and effect, and all capitalized terms used herein shall have the same meanings therein. The modifications to the PAA are as follows:

(1) The most recent version of Sections 1.A. and 1.D. of the PAA are hereby deleted in their entirety and replaced with the following:

1. Offering.

A. The Company hereby engages the Placement Agent to act as exclusive placement agent in connection with the issuance and sale by the Company (the “2015 Contingent Common Stock Offering”) of up to 10,000,000 of shares of its Common Stock, $.01 par value per share (plus up to an additional 2,500,000 Shares which the Company reserves the right to issue on the same terms provided herein) (the “Shares”), at a price of $2.50 per share. A sale of 12,500,000 Shares shall be referred to as the “Maximum Offering.”

D. The 2015 Contingent Common Stock Offering will terminate on the earlier of (a) the date the Company qualifies to trade its common stock on the OTCQB tier of the OTC Markets or (b) November 22, 2015 (the “Contingency Failure Date”) (unless the Company extends the Contingency Failure Date to no more than 60 days later).

(2) The most recent version of Section 4.B. of the PAA is hereby deleted in its entirety and replaced with the following:

4. Representations and Warranties of the Company.

B. The authorized capital stock of the Company consists of 80,000,000 shares of common stock (“Common Shares”) and 11,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Shares”). Of this total, as of August 31, 2015, 38,604,473 Common Shares are issued, which includes 4,411 shares held in treasury, and zero Preferred Shares are issued. As of the date hereof, the Company has reserved 1,274,313 Common Shares for issuance upon the exercise of stock options (the “Stock Options”) that have been granted to members of the Company’s Board of Directors, advisors, certain employees and others. As of the date hereof, the Company has reserved 8,956,311 Common Shares for issuance upon the exercise of warrants to the Placement Agent in connection with prior offerings (together with the Stock Options, the “Option Securities”). All of the issued and outstanding shares of the capital stock of the Company are, and all Common Shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid, and non-assessable. Except for the outstanding Option Securities, there are no outstanding options, warrants, rights to acquire or subscribe to, or commitments of any nature to which the Company is a party or may be bound, requiring the issuance or sale of any class of capital stock or other equity securities, or securities or rights convertible into or exchangeable for such shares or other equity securities.

(3) Additional modifications.

(a) All references in the PAA to the “Offering” are hereby deleted and replaced with the “2015 Contingent Common Stock Offering.”

(b) The reference in the most recent version of Section 1.C. to “March 31, 2015” is hereby deleted and replaced with “November 22, 2015 (unless the Company extends this date to no more than 60 days later).”

(c) The reference in Section 10.B to “Mark Downey” is hereby deleted and replaced with “Maria Echevarria.”

(4) Confirmation of representations.

By signing below, the Company and the Placement Agent confirm that all of the representations made by each party in the PAA remain accurate as of the date of this agreement.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first written above.

DPEC CAPITAL, INC.		ALGODON WINES & LUXURY
DEVELOPMENT GROUP, INC.

By:	/s/ Maria Echevarria	By:	/s/ Scott L. Mathis
	Name: Maria Echevarria		Name: Scott L. Mathis
	Title: Chief Operations Officer		Title: President